Redeemable noncontrolling interests	12 Months Ended
Dec. 31, 2025
Redeemable noncontrolling interests
Redeemable noncontrolling interests

15. Redeemable noncontrolling interests

In December 2016, the Group entered into an investment agreement with certain investors (“noncontrolling shareholders”) to establish a subsidiary. The noncontrolling shareholders contributed RMB90,000 and held 30% equity interest. Pursuant to the investment agreement, the noncontrolling shareholders have the option to request the Group to redeem their equity interests at an agreed price after three years of the investment. Before 2021, the Group paid a total amount of RMB77,733, including interest expenses, to noncontrolling shareholders for 20% of their equity interests in the subsidiary. For the year ended December 31, 2024, the Group completed the redemption of the remaining redeemable noncontrolling interests at the redemption price of RMB27,200. The carrying value of redeemable noncontrolling interests was nil as of December 31, 2024.

The Group recorded the noncontrolling interests as redeemable noncontrolling interests, outside of permanent equity in the Group’s consolidated balance sheets in accordance with ASC 480. The Group uses the effective interest method for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interests. The accretion, which increases the carrying value of the redeemable noncontrolling interests, is recorded against additional paid-in capital.

The change in the carrying amount of redeemable noncontrolling interests for the years ended December 31, 2023, 2024 and 2025 is as follows:

	For the Years Ended December 31,
	2023	2024	2025
	RMB	RMB	RMB	US$ (Note 2(d))
Balance as of January 1	27,200	27,200	—	—
Redemption of redeemable noncontrolling interests	—	(27,200)	—	—
Balance as of December 31	27,200	—	—	—